UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                December 17, 2003


                          Lehman Brothers Holdings Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                   1-9466                   13-3216325
           (Commission File Number) (IRS Employer Identification No.)

                               745 Seventh Avenue
                            New York, New York 10019
                        (Address of principal (Zip Code)
                               executive offices)

                         Registrant's telephone number,
                              including area code:

                                 (212) 526-7000





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Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

         The following Exhibits are filed as part of this Report.

         Exhibit 99.1           Press Release Relating to Earnings

         Exhibit 99.2           Selected Statistical Information
                                      (Preliminary and Unaudited)

         Exhibit 99.3           Consolidated Statement of Income
                                Three Months Ended November 30, 2003
                                      (Preliminary and Unaudited)

         Exhibit 99.4           Consolidated Statement of Income
                                Twelve Months Ended November 30, 2003
                                      (Preliminary and Unaudited)

         Exhibit 99.5           Segment Net Revenue Information
                                Three and Twelve Months Ended November 30, 2003
                                      (Preliminary and Unaudited)

         Exhibit 99.6 Reconciliation of Common Stockholders' Equity to Tangible Common Stockholders' Equity
                                      (Preliminary and Unaudited)

         Exhibit 99.7           Total Leverage and Net Leverage Calculation
                                      (Preliminary and Unaudited)


Item 12. Results of Operations and Financial Condition.
         ---------------------------------------------

On December 17, 2003, Lehman Brothers Holdings Inc. (the "Registrant") issued a press release with respect to its earnings for its most recently completed fiscal quarter and fiscal year (the "Earnings Release").

The Earnings Release and related attachments are annexed as Exhibits 99.1 through 99.7 hereto and are hereby incorporated herein and made a part hereof.

The information furnished under this Item 12, including Exhibits 99.1 through 99.7, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 LEHMAN BROTHERS HOLDINGS INC.
                                                         (Registrant)



Date:   December 17, 2003                  By:      /s/ David Goldfarb
                                           ------------------------------------
                                                   David Goldfarb
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)
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                                  EXHIBIT INDEX


Exhibit 99.1                    Press Release Relating to Earnings

Exhibit 99.2                    Selected Statistical Information
                                      (Preliminary and Unaudited)

Exhibit 99.3                    Consolidated Statement of Income
                                Three Months Ended November 30, 2003
                                      (Preliminary and Unaudited)

Exhibit 99.4                    Consolidated Statement of Income
                                Twelve Months Ended November 30, 2003
                                      (Preliminary and Unaudited)

Exhibit 99.5                    Segment Net Revenue Information
                                Three and Twelve Months Ended November 30, 2003
                                      (Preliminary and Unaudited)

Exhibit 99.6 Reconciliation of Common Stockholders' Equity to Tangible Common Stockholders' Equity
                                      (Preliminary and Unaudited)

Exhibit 99.7                     Total Leverage and Net Leverage Calculation
                                      (Preliminary and Unaudited)

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